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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934.

Date of Report (Date of earliest event reported) October 3, 2002
                                                 ---------------

                               DCB Financial Corp.
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             (Exact Name of Registrant as Specified in its Charter)

        Ohio                            0-22387               31-1469837
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
of Incorporation)                                            Identification No.)

         110 Riverbend Avenue,               Lewis Center, Ohio          43035
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's Telephone Number, including Area Code   (740) 657-7000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events

            On October 3, 2002, DCB Financial Corp. announced that its board of directors had voted not to continue the employment of Larry D. Coburn, president and chief executive officer of the Company and its bank subsidiary, The Delaware Bank & Trust Company. The information contained in the press release, which is attached as an exhibit to this report, is incorporated herein by reference



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

            (c)  The following exhibit is included with this report:

                 99.1     Press release issued on October 3, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  October 3, 2002         DCB Financial Corp.


                                /s/ John A. Ustaszewski
                                ---------------------------------------------
                                John A. Ustaszewski, Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit No.     Description
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   99.1         Press release issued on October 3, 2002.